Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax® ABNB Option Income Strategy ETF (ABNY)

YieldMax® AI Option Income Strategy ETF (AIYY)

YieldMax® COIN Option Income Strategy ETF (CONY)

Each listed on NYSE Arca, Inc.

November 14, 2025

Supplement to the Summary Prospectuses, Prospectus,

and Statement of Additional Information (“SAI”),

each dated February 28, 2025, as supplemented

The Board of Trustees of Tidal Trust II (“Trust”) has approved a reverse stock split of the issued and outstanding shares of the YieldMax® ABNB Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF and YieldMax® COIN Option Income Strategy ETF (each a “Fund”). After the close of trading on NYSE Arca, Inc. (the “Exchange”) on December 1, 2025 (the “Effective Date”), each Fund will effect a reverse split of its issued and outstanding shares as follows:

	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
YieldMax® ABNB Option Income Strategy ETF	1:5	80%
YieldMax® AI Option Income Strategy ETF	1:10	90%
YieldMax® COIN Option Income Strategy ETF	1:10	90%

Effective after the close of the market on the Effective Date, each Fund’s CUSIP will change as noted in the table below:

	Old CUSIP	New CUSIP
YieldMax® ABNB Option Income Strategy ETF	88634T485	88636X401
YieldMax® AI Option Income Strategy ETF	88636J790	88636X864
YieldMax® COIN Option Income Strategy ETF	88634T824	88636X856

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of each Fund’s shares and maintains a record of each Fund’s record owners.

As a result of these reverse splits:

YieldMax® ABNB Option Income Strategy ETF

Every 5 shares of the Fund will be exchanged for 1 share of the Fund. Accordingly, the total number of issued and outstanding shares for the Fund will decrease by approximately 80%. In addition, the Fund’s per share net asset value (“NAV”) and the next day’s opening market price will be approximately five times higher. Shares of the Fund will begin trading on the Exchange on a split-adjusted basis on December 2, 2025.

The next day’s opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The table below illustrates the effect of a hypothetical one-for-five reverse split anticipated for the Fund.

	# of Shares Owned	ETF NAV	Value of Investment
Before Reverse Split	1,000	$10	$10,000
After Reverse Split	200	$50	$10,000

YieldMax® AI Option Income Strategy ETF

YieldMax® COIN Option Income Strategy ETF

Every 10 shares of each Fund will be exchanged for 1 share of such Fund. Accordingly, the total number of issued and outstanding shares for each Fund will decrease by approximately 90%. In addition, the per share NAV and the next day’s opening market price will be approximately ten times higher for each Fund. Shares of each Fund will begin trading on the Exchange on a split-adjusted basis on December 2, 2025.

The next day’s opening market value of each Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The table below illustrates the effect of a hypothetical one-for-ten reverse split anticipated for each Fund.

	# of Shares Owned	ETF NAV	Value of Investment
Before Reverse Split	1,000	$10	$10,000
After Reverse Split	100	$100	$10,000

Redemption of Fractional Shares and Tax Consequences of the Reverse Split

The reverse split may result in a shareholder holding a fractional share of a Fund. However, fractional shares cannot trade on the Exchange. Depending on the policies of a shareholder’s broker, shareholders who otherwise would be entitled to receive fractional shares may instead receive an amount of cash equivalent to the value of a fraction of one share to which such holder would otherwise be entitled. Please consult your broker about its policies regarding

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

fractional shares. The redemption of such fractional shares may have tax implications for those shareholders, and a shareholder could recognize a gain or a loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split is not expected to result in a taxable transaction for Fund shareholders. Please consult your tax advisor about the potential tax consequences. No transaction fee will be imposed on shareholders for the redemption of fractional shares.

Please retain this Supplement for future reference.